UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 18, 2003

(Date of earliest event reported)

Saba Software, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-30221	94-3267638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 696-3840

Item 7.	Financial Statement and Exhibits

(c) Exhibits.

99.1	Press Release of Saba Software, Inc., dated September 18, 2003, announcing appointment of Bobby Yazdani as Chairman of the Board and Chief Executive Officer.

99.2	Press Release of Saba Software, Inc., dated September 18, 2003, announcing financial results for the first fiscal quarter ended August 31, 2003.

Item 9.	Regulation FD Disclosure

On September 18, 2003, the registrant issued a press release announcing that Bobby Yazdani has been appointed Chairman of the Board and Chief Executive Officer of the registrant. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 12.	Results of Operations and Financial Condition

On September 18, 2003, the registrant issued a press release announcing the registrant’s preliminary financial results for its first fiscal quarter ended August 31, 2003. A copy of the registrant’s press release is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

This Form 8-K, the information contained herein, and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibits shall not be incorporated by reference to any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2003

By:	/s/ RONALD W. KISLING
Ronald W. Kisling Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release of Saba Software, Inc., dated September 18, 2003, announcing appointment of Bobby Yazdani as Chairman of the Board and Chief Executive Officer.

99.2	Press Release of Saba Software, Inc., dated September 18, 2003, announcing financial results for the first fiscal quarter ended August 31, 2003.